SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2017

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Victory Park

2323 Victory Avenue, Suite 1200

Dallas, Texas 75219

(214) 265-0880

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events

On August 18, 2017, Mark D. Gibson, Chief Executive Officer of HFF, Inc. (the “Company”), and Joe B. Thornton, Jr., the Company’s President, each adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of company securities under specified conditions and at specified times. In accordance with the 10b5-1 rules, Mr. Gibson and Mr. Thornton will have no discretion over the sales of shares of common stock under their respective plans.

Under Mr. Gibson’s 10b5-1 plan, up to 100,000 shares of the Company’s common stock will be sold into the marketplace, subject to satisfaction of certain conditions. It is expected that sales under the 10b5-1 plan will commence on or about September 18, 2017 and will be completed by March, 29, 2018.

Mr. Gibson currently has an ownership interest in a total of 559,107 shares of the Company’s stock, consisting of shares of (i) common stock, (ii) previously vested and settled restricted stock units and (iii) shares of restricted stock units that have not yet vested.

Under Mr. Thornton’s 10b5-1 plan, up to 97,592 shares of the Company’s common stock will be sold into the marketplace, subject to satisfaction of certain conditions. It is expected that sales under the 10b5-1 plan will commence on or about September 18, 2017 and will be completed by March 29, 2018.

Mr. Thornton currently has an ownership interest in a total of 539,877 shares of the Company’s stock, consisting of shares of (i) common stock, (ii) previously vested and settled restricted stock units and (iii) shares of restricted stock units that have not yet vested.

Any transactions under the 10b5-1 plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission when due. Except as may be required by law, the Company does not undertake to report 10b5-1 trading plans by other officers or directors of the Company in the future, or to report modifications or terminations of any such plans, whether or not the plan was publicly announced, except to the extent required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.

Dated: August 22, 2017	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer